Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Awards Close in Time to MNPI Disclosures [Table]
Award Timing MNPI Disclosure

COMPENSATiON OF DiRECTORS

During 2025, for their service on the Board, non-employee directors were paid an annual cash retainer of $130,000 and, on the date of the 2025 Annual Meeting, were issued stock-settled restricted stock units (“RSUs”), valued at $185,000. The RSUs were issued under the terms of the Textron Inc. 2024 Long-Term Incentive Plan and vest in one year unless the director elects to defer settlement of the RSUs until the director’s separation from service on the Board. The annual cash retainer and the RSUs are prorated for directors who serve on the Board for a portion of the year. Each member of the Audit Committee (including the chair) received an additional cash retainer of $15,000, the chairs of the Audit Committee, the Nominating and Corporate Governance Committee and the Organization and Compensation Committee received an additional $15,000, $20,000, and $25,000, respectively, and the Lead Director received an additional $45,000.

Textron maintains a Deferred Income Plan for Non-Employee Directors (the “Directors’ Deferred Income Plan”) under which they can defer all or part of their cash compensation until retirement from the Board. Deferrals are made either into an interest-bearing account or into an account consisting of Textron stock units, which are equivalent in value to Textron common stock and receive dividend equivalents. The interest-bearing account earns interest at a monthly rate that is one-twelfth of the greater of 8% or the average for the month of the Moody’s Corporate Bond Yield Index, but in either case, not to exceed a monthly rate equal to 120% of the Long-Term Applicable Federal Rate.

Textron sponsors a Directors Charitable Award Program that was closed to new participants in 2004. Under the program, Textron contributes up to $1,000,000 to the Textron Charitable Trust on behalf of each participating director upon his or her death, and the Trust donates 50% of that amount in accordance with the director’s recommendation among up to five charitable organizations. Textron currently maintains life insurance policies on the lives of the participating directors, the proceeds of which may be used to fund these contributions. The premiums on the policies insuring our current directors who participate in this program have been fully paid so there are no longer expenditures associated with these policies. Ms. Bader and Mr. Clark, the only current directors who participate, do not receive any direct financial benefit from this program as the insurance proceeds and charitable deductions accrue solely to Textron. Non-employee directors also are eligible to participate in the Textron Matching Gift Program under which Textron will match contributions of directors and full-time employees to eligible charitable organizations at a 1:1 ratio up to a maximum of $10,000 per year.

None of our directors receive compensation for serving on the Board from any shareholder or other third party. Employee directors do not receive fees or other compensation for their service on the Board.

Award Timing Method	All directors currently meet the stock ownership requirement, which allows them to achieve the required level of ownership over time in the case of directors who have more recently joined the Board